OTHER RECEIVABLES, DEPOSITS AND OTHER ASSETS (Tables)	12 Months Ended
Aug. 31, 2019
OTHER RECEIVABLES, DEPOSITS AND OTHER ASSETS
Schedule of Other Receivables, Deposits and Other Assets

Other receivables, deposits and other assets consisted of the following:

	As of August 31,
	2018	2019
	RMB	RMB
Other receivables from third parties*	1,253	69,857
Advances to employees	9,286	10,207
Deposits	5,722	11,914
Interest receivable	1,919	1,830
Prepaid tax and deductible value-added tax-in	9,912	8,929
Rental prepayment	6,199	20,108
Prepayment for suppliers	4,598	36,351
Others	13,568	17,954
Total	52,457	177,150

*   Other receivables from third parties includes USD 8,711(approximately RMB 62,321) deposit paid for acquisition of equity interest of a US education group. As of August 31, 2019, due to the termination agreed by contract parties, the deposit is classified as current asset and expected to be refunded in the next fiscal year.